SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): May 11, 2004

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 North Harrison Street, Princeton, New Jersey	08543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 683-5900

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE.

On May 11, 2004, Church & Dwight Co., Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended April 2, 2004 and providing additional information. This press release is furnished herewith as Exhibit 99.1 pursuant to this Item 9.

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION.

The Company is also furnishing as Exhibit 99.1 the press release described above pursuant to this Item 12.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: May 11, 2004	By:	/s/ Robert A. Davies, III
	Name:	Robert A. Davies, III
	Title:	Chief Executive Officer